UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 6/30/14

Item 1.  Reports to Stockholders.

Probabilities VIT Fund

Semi-Annual Report

June 30, 2014

1-855-227-7204

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Probabilities VIT Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

Dear Fellow Shareholders:

We are pleased to present you with the Probabilities VIT Fund Semiannual Report. For the six month period ended June 30 2014, Probabilities VIT Fund’s (the “Fund”) total return was -0.77%, compared with 7.14% for the S&P 500 Total Return Index*.

During the period under review, the Fund benefited from its leveraged and long exposure to U.S. stocks for a portion of the period. Much of the fund’s underperformance in the first quarter was caused by leveraged positions around the December-January and January-February turn-of-months. The fund strategy positions the fund aggressively during these historically positive periods; in 2014 these periods were uncharacteristically volatile to the downside. A portion of the January and February underperformance was recovered in March. In the second quarter, underperformance was caused mainly by the portfolio’s defensive (cash) position held over most of the months of May and June, a period in which the S&P 500 marched to new highs. Earlier in the second quarter, through mid-April, the fund’s portfolio outperformed the S&P 500 because of it’s early lead due to leverage at the beginning of the month and subsequent equity exposure reduction as the market turned lower.

The PF VIT Fund’s portfolio started the first quarter positioned with leveraged equity market (bullish) exposure and oscillated between a 1x and leveraged 2x position during the quarter. The Fund was actively managed to obtain equity exposure, at times leveraged, throughout the quarter, pursuing gains based on its system-generated triggers. Market exposure was increased in the period as dictated by policy rules to increase exposure when expected return is positive. Typically equity returns in the first quarter of a mid-term election year are positive; therefore the fund’s investment policy dictates a bullish position during such periods.

In the second quarter, the PF VIT Fund’s portfolio started the quarter positioned aggressively with a 2x exposure based on the turn-of-month strategy rule. It subsequently reduced its equity exposure over the month of April, and went to cash in late April at which time the strategy’s technical indicator signaled early entry into the strategy’s bearish bias period. The portfolio rotated between a 1.5x and inverse 0.5x position during the quarter. The Fund was actively managed to obtain equity exposure and inverse equity exposure, throughout the quarter, pursuing gains based on its system-generated triggers. Market exposure was increased in the period as dictated by policy rules to increase exposure when expected return is positive and decreased or inverse when expected return is negative. Our studies indicate increased downside volatility is the norm in the second and third quarters of a midterm election year; therefore the fund’s investment policy dictates a switch to a bearish position during those periods.

Fund performance during the period met the portfolio manager’s expectations and was consistent with the trading strategy.

Our outlook for 2014, consistent with the typical mid-term election year, is that we expect the market to be volatile with potentially more downside swings than 2013. Fundamentally, stocks are trading fairly valued at just over 15x forward earnings for the S&P 500. The markets are sure to watch earnings season closely, any earnings disappointments or evidence of economic slowdown could cause a correction, and indeed a 10-20% decline is not uncommon in mid-term election years. However, we take comfort in the knowledge that in a typical mid-term year, the trough-to-peak gain is near +50%. According to S&P Capital IQ, mid-term election years since World War II have seen the greatest number of declines of 5% or more and the worst annual performance.

In this environment, we expect to see opportunities to add value by reducing exposure at times we believe downside risk is excessive.

With Janet Yellen at the helm, we believe the Fed will continue to be accommodative until economic growth is well entrenched. Yellen’s most recent public comments, confirming her dovish policy stance contributed to the latest market rally, sending bonds lower as she reassured investors the Federal Reserve Board is inclined to keep rates low in the slow growth economy.

1665 Union Street	Suite A	San Diego	California 92101	(800) 519-0438	www.probabilitiesfund.com

1

Thank you for being a Probabilities VIT Fund shareholder.

Sincerely,

Joseph B. Childrey

Founder & CIO

Probabilities Fund Management, LLC

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund’s shares. The Probabilities VIT Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

6235-NLD-8/15/2014

2

Probabilities VIT Fund

PORTFOLIO REVIEW (Unaudited)

Since Inception through June 30, 2014

The Fund’s performance figures for the six months ended June 30, 2014, as compared to its benchmark:

	Six Months**	Since Inception*
Probabilities VIT Fund – Class 1	(0.77)%	3.07%
Probabilities VIT Fund – Class 2	(0.86)%	2.90%
S&P 500 Total Return Index ***	7.14%	21.95%

*	The Fund commenced operations on April 29, 2013.

**	Non-annualized.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index that is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The total operating expense ratios (including indirect expenses), as stated in the Fund’s prospectus dated May 1, 2014, are 2.41% and 2.56% for Class 1 and Class 2 shares, respectively. For performance information current to the most recent month-end, please call 1-855-227-7204.

Portfolio Composition as of June 30, 2014 (Unaudited)

Holdings by Type of Investment	Percent of Net Assets
Equity ETFs	22.66%
Other Assets in Excess of Liabilities	77.34%
Net Assets	100.00%

3

Probabilities VIT Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 22.66%
	EQUITY FUNDS - 22.66%
45,490	Direxion Daily S&P 500 Bull 3X *	$3,459,060
30,090	ProShares UltraPro S&P 500	3,456,138
5,890	SPDR S&P 500 ETF Trust	1,152,791
6,430	Vanguard S&P 500 ETF	1,153,735
11,340	Vanguard Total Stock Market ETF	1,154,070
	TOTAL EXCHANGE TRADED FUNDS	10,375,794
	(Cost - $10,380,460)

	TOTAL INVESTMENTS - 22.66% (Cost - $10,380,460) (a)	$10,375,794
	OTHER ASSETS IN EXCESS OF LIABILITIES - 77.34%	35,413,596
	NET ASSETS - 100.00%	$45,789,390

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,381,162 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	(5,368)
Net unrealized depreciation	$(5,368)

See accompanying notes to financial statements which are an integral part of these financial statements.

4

Probabilities VIT Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2014

ASSETS
Investment securities:
At cost	$10,380,460
At value	10,375,794
Cash	45,975,407
TOTAL ASSETS	56,351,201

LIABILITIES
Payable for securities purchased	10,380,460
Redemptions payable	93,774
Distribution (12b-1) fees payable	15,775
Investment advisory fees payable	54,112
Fees payable to other affiliates	9,450
Accrued expenses and other liabilities	8,240
TOTAL LIABILITIES	10,561,811
NET ASSETS	$45,789,390

Net Assets Consist Of:
Paid in capital	$44,035,849
Accumulated net investment loss	(479,676)
Accumulated net realized gain from security transactions	2,237,883
Net unrealized depreciation of securities	(4,666)
NET ASSETS	$45,789,390

Class 1 Shares:
Net Assets	$33,183,019
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,203,036
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.36

Class 2 Shares:
Net Assets	$12,606,371
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,218,794
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.34

See accompanying notes to financial statements which are an integral part of these financial statements.

5

Probabilities VIT Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 2014

INVESTMENT INCOME
Dividends (Less $0 Foreign tax withholding)	$43,596
TOTAL INVESTMENT INCOME	43,596

EXPENSES
Investment advisory fees	328,907
Distribution (12b-1) fees- Class 1	61,396
Distribution (12b-1) fees- Class 2	34,109
Administrative services fees	20,682
Transfer agent fees	20,110
Accounting services fees	15,006
Legal fees	12,588
Audit fees	7,439
Compliance officer fees	6,922
Custodian fees	4,215
Printing and postage expenses	4,137
Trustees’ fees and expenses	3,285
Miscellaneous expenses	2,992
Insurance expense	1,484
TOTAL EXPENSES	523,272

NET INVESTMENT LOSS	(479,676)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments	2,238,585
Net change in unrealized depreciation of investments	(2,224,462)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,123

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(465,553)

See accompanying notes to financial statements which are an integral part of these financial statements.

6

Probabilities VIT Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Period Ended
	June 30, 2014	December 31, 2013*
	(Unaudited)
FROM OPERATIONS
Net investment income loss	$(479,676)	$(526,909)
Net realized gain from investments	2,238,585	315,600
Net change in unrealized appreciation (depreciation) of investments	(2,224,462)	2,219,796
Net increase (decrease) in net assets resulting from operations	(465,553)	2,008,487

FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	2,159,388	41,072,974
Payments for shares redeemed	(6,250,033)	(4,965,469)
Net increase (decrease) in net assets from shares of beneficial interest	(4,090,645)	36,107,505
Class 2:
Proceeds from shares sold	5,168,289	15,305,978
Payments for shares redeemed	(5,641,055)	(2,603,616)
Net increase (decrease) in net assets from shares of beneficial interest	(472,766)	12,702,362

Net increase (decrease) in net assets from shares of beneficial interest	(4,563,411)	48,809,867

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,028,964)	50,818,354

NET ASSETS
Beginning of Period	50,818,354	—
End of Period +	$45,789,390	$50,818,354
+ Includes accumulated net investment loss of:	$(479,676)	$—

SHARE ACTIVITY
Class 1
Shares Sold	210,800	4,089,222
Shares Redeemed	(608,004)	(488,982)
Net increase in shares of beneficial interest outstanding	(397,204)	3,600,240

Class 2
Shares Sold	503,480	1,529,484
Shares Redeemed	(552,557)	(261,613)
Net increase in shares of beneficial interest outstanding	(49,077)	1,267,871

*	The Fund commenced operations on April 29, 2013.

See accompanying notes to financial statements which are an integral part of these financial statements.

7

Probabilities VIT Fund - Class 1

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Six Months Ended	Period Ended
	June 30, 2014	December 31, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$10.44	$10.00

Activity from investment operations:
Net investment loss (2)	(0.10)	(0.14)
Net realized and unrealized gain on investments	0.02	0.58
Total from investment operations	(0.08)	0.44

Net asset value, end of period	$10.36	$10.44

Total return (3,4)	(0.77)%	4.40%

Net assets, end of period (000s)	$33,183	$37,592

Ratio of expenses to average net assets (5,6)	2.11%	2.21%
Ratio of net investment loss to average net assets (5,6,7)	(1.93)%	(2.01)%

Portfolio Turnover Rate (4)	819%	700%

(1)	Class 1 commenced operations on April 29, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements which are an integral part of these financial statements.

8

Probabilities VIT Fund - Class 2
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Six Months Ended	Period Ended
	June 30, 2014	December 31, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$10.43	$10.00

Activity from investment operations:
Net investment loss (2)	(0.11)	(0.14)
Net realized and unrealized gain on investments	0.02	0.57
Total from investment operations	(0.09)	0.43

Net asset value, end of period	$10.34	$10.43

Total return (3,4)	(0.86)%	4.30%

Net assets, end of period (000s)	$12,606	$13,227

Ratio of expenses to average net assets (5,6)	2.26%	2.36%
Ratio of net investment loss to average net assets (5,6,7)	(2.08)%	(2.16)%

Portfolio Turnover Rate (4)	819%	700%

(1)	Class 2 commenced operations on April 29, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements which are an integral part of these financial statements.

9

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2014

1.	ORGANIZATION

The Probabilities VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005, under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund commenced operations on April 29, 2013.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Classes 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid prices and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds – The Fund may invest in open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value”

10

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisors. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisors.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of a co-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause a co-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If a co-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based

11

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds *	$10,375,794	$—	$—	$10,375,794
Total	$10,375,794	$—	$—	$10,375,794

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to record transfers into and out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013), or expected to be taken in the Fund’s 2014 tax return. The Fund

12

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $215,630,635 and $243,513,147, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Probabilities Fund Management, LLC and Princeton Fund Advisors, LLC serve as the Fund’s investment co-advisors (the “Co-Advisors”). The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Co-Advisors, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Co-Advisors, the Fund pays the Co-Advisors an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the Fund’s average daily net assets. For the six months ended June 30, 2014, the Co-Advisors earned advisory fees of $328,907.

The Co-Advisors have contractually agreed to reduce their fees and/or absorb expenses of the Fund, until at least April 30, 2015, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and

13

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expense (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund services providers (other than the Co-Advisors)) will not exceed 2.24% and 2.39% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the six months ended June 30, 2014, the Advisor did not waive any fees or reimburse any expenses.

Distributor- The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (or the “Plans”) for each of Class 1 and Class 2 shares, pursuant to which the Fund may pay the Fund’s distributor an annual fee for distribution and shareholder servicing expense of 0.35% and 0.50% of the Fund’s average daily net assets attributable to Class 1 and Class 2 shares, respectively. This fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Co-Advisors. For the six months ended June 30, 2014, pursuant to the Plans, the Fund incurred fees of $61,396 and $34,109 for Class 1 and Class 2 shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares. The Distributor is an affiliate of GFS.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the 1940 Act. As of June 30, 2014, Jefferson National Life Insurance Co., held approximately 100% of the voting securities of Class 1. As of June 30, 2014, First Security Benefit Life, held approximately 98% of the voting securities of Class 2. The Trust has no knowledge of whether all or a portion of the shares are owned beneficially.

14

Probabilities VIT Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2014

6.	DISTRIBTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$—	$—	$2,219,094	$2,219,094

The difference between book basis and tax basis unrealized appreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, resulted in reclassification for the period April 29, 2013 (Commencement of Operations) through December 31, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(210,607)	$526,909	$(316,302)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

15

Probabilities VIT Fund (Co-Advisers - Probabilities Fund Management and Princeton Fund Advisers, LLC) * (Unaudited)

In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement between Probabilities Fund Management, LLC (“PFM”) and Princeton Fund Advisers, LLC (“Princeton”) (each an “Adviser” or “Co-Adviser”) and the Trust (the “Advisory Agreement”), with respect to Probabilities VIT Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.

PFM: The Trustees noted that PFM, founded in 2007, currently manages approximately $53 million in assets specializing in trend following by utilizing a rules-based, systematic, long/short investment strategy for separately managed accounts (SMAs) serving annuity owners and their beneficiaries, a hedge fund, and the Fund. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund and were satisfied with their qualifications, noting each holds several security industry licenses, have years of experience managing a hedge fund portfolio, along with experience in research, marketing, compliance and operations. They considered that the research and analysis conducted by PFM is the basis of a proprietary strategy driven by seasonal, institutional pressure, and political events, which systematically determine the investments’ entry and exit points, and then a systematic risk management overlay is applied to provide a level of capital protection. The Trustees recognized that PFM’s strategy of investing in a limited number of exchange-traded funds (“ETFs”) could be a challenge as the Fund grows in size, but PFM will monitor the liquidity of each ETF and evaluate alternative investments. The Trustees again noted their comfort with PFM’s additional staff and qualified legal counsel. They concluded that PFM is qualified to provide a level of service consistent with the Trustees’ expectations. The Trustees were pleased to learn that PFM has retained the services of a legal and compliance consultant to assist with providing ongoing compliance support, and noted PFM has reported no material compliance or litigation issues that would impede its ability to operate. The Trustees expressed their satisfaction with the overall qualifications and experience of PFM, its experience managing a private hedge fund with a proven track record, and its performance over the short period (several months) PFM has been an adviser to the Fund. The Trustees concluded that PFM has the ability to provide a level of quality service for the benefit of the Fund.

Princeton: The Trustees noted that Princeton and its affiliates provide alternative asset management strategies to institutional and individual clients worldwide, act as adviser or co-adviser to three mutual funds and manage approximately $691 million in total assets. The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Fund and were satisfied with their combined 60 years of diverse alternative asset management experience obtained from previous positions held at various financial institutions. They noted that Princeton focuses on finding alternative investment managers and conducts continuous evaluation and monitoring of the managers and sub-advisers they partner with. Based on Princeton’s experience managing and supervising sub-advisers and co-advising other mutual funds, the Trustees considered it a positive that Princeton will work with PFM to develop the Fund’s investment structure and conduct ongoing due diligence of PFM. The Trustees discussed the allocation of responsibility between the Co-Advisers, noting that PFM will make investment decisions for the Fund and Princeton will provide daily compliance monitoring of the portfolio’s investments to ensure they are within the stated investment guidelines in addition to monitoring compliance with tax and diversification requirements and other regulatory requirements. While recognizing that not all investment strategy risks can be eliminated, the Trustees agreed that they were was satisfied that Princeton will work with and assist PFM with the review and monitoring of the key risks associated with the Fund. The Trustees noted Princeton reported no material compliance or litigation issues that would inhibit its ability to operate as co-adviser to the Fund. The Trustees agreed that the unique structure of the co-adviser relationship to the Fund and Princeton’s previous

16

mutual fund experience will bring added value and provide high quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees evaluated the performance of a hedge fund managed by PFM, Probabilities Fund LP, noting that it significantly outperformed the S&P 500 over the 5-year period and since inception in 2008, while slightly trailing the S&P 500 over the last year. The Trustees acknowledged that the leverage used by the hedge fund was on average somewhat higher than the maximum leverage that the Fund can utilize, but the performance indicates that PFM can perform well using similar selection techniques. They further considered the Fund, an established series of the Trust, and noted that a representative of Trust management reported that PFM has done a good job managing the assets and working with the Fund’s administration team. With respect to Princeton, the Trustees noted their familiarity with Princeton and considered favorably Princeton’s history as a co-adviser to another fund in the Northern Lights Fund Trust that is a part of the same fund complex as the Trust. After discussion, they concluded that PFM has demonstrated its ability to deliver favorable performance, and Princeton to provide favorable supervision and monitoring, using similar selection techniques, and has the potential to provide favorable investment returns for the Fund and both current and future shareholders.

Fees and Expenses. The Trustees evaluated the proposed advisory fee of 1.35%, to be shared by and between the Co-Advisers, and the Fund’s estimated net expense ratio, and compared it to the averages of a peer group and Morningstar category, as well as the fees charged to separate accounts managed by PFM. The Trustees noted that the proposed advisory fee was lower than the fee paid by the hedge fund managed by PFM (a 1.50% management fee plus a 20% incentive fee) and the peer group average (1.38%), but higher than the Morningstar category average (1.25%). After evaluating the materials provided and the responses given by the representatives of PFM and Princeton, the Trustees concluded that the advisory fee was acceptable.

Economies of Scale. The Trustees considered whether economies of scale would be realized by the Co-Advisers with respect to the management of the Fund. They discussed the responses from the Co-Advisers as to when breakpoints might be appropriate, noting that PFM and Princeton indicated the Fund would likely benefit from economies of scale when each reaches $500 million in assets. They further noted that PFM and Princeton had indicated their respective willingness to discuss breakpoints when assets reach $1 billion. After discussion, it was the consensus of the Trustees that based on the anticipated size of the Fund, economies of scale would be revisited as the size of the Fund materially increases.

Profitability. The Trustees considered the anticipated profits to be realized by PFM and Princeton in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund. The Trustees noted that an expense cap is in place and discussed its probable impact on Co-Adviser profits. The Trustees noted that the PFM estimates that during the first fiscal year it may realize moderate profits and Princeton estimates realizing a net loss during the first fiscal year. The Trustees discussed the unique fee sharing arrangement between the Co-Advisers, noting the sliding scale of fee sharing based on Fund assets. After further discussion, the Trustees concluded that the anticipated levels of profit are reasonable.

Conclusion. Having requested and received such information from Princeton and PFM as the Trustees believed to be reasonably necessary to evaluate the terms of the Co-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Co-Advisory Agreement is in the best interests of the shareholders of Probabilities VIT Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
17

Probabilities VIT Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2014

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Annualized Expense Ratio	Expense Paid During Period* 1/1/14-6/30/14
Actual
Class 1	$1,000.00	$ 992.30	2.11%	$ 10.42
Class 2	$1,000.00	$ 991.40	2.26%	$ 11.16
Hypothetical (5% return before expenses)
Class 1	$1,000.00	$ 1,014.33	2.11%	$ 10.54
Class 2	$1,000.00	$ 1,013.59	2.26%	$ 11.28

*	Expenses are equal to the average account value over the period beginning January 1, 2014, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period ended June 30, 2014 (181) divided by the number of days in the fiscal year (365).
18

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-227-7204 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-227-7204.

INVESTMENT CO-ADVISOR

Probabilities Fund Management, LLC

1665 Union Street, Suite A

San Diego, CA 92101

INVESTMENT CO-ADVISOR

Princeton Fund Advisors, LLC

1125 17th Street, Suite 1400

Denver, CO 80202

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/3/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/3/14